DUNHAM FUNDS

Supplement dated July 14, 2022 to the Statutory Prospectus (the “Prospectus”),
Summary Prospectus, and Statement of Additional Information (the “SAI”), each dated March 1, 2022

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectus, and SAI.

Effective June 29, 2022, the section entitled “Sub-Adviser Portfolio Managers” on page 41 of the Prospectus is deleted and replaced with the following:

Sub-Adviser Portfolio Managers: Investment decisions for the Fund are made by the Multi Asset Solutions Team of the Sub-Adviser, consisting of James Stavena and Torrey Zaches, each of whom has served as a primary portfolio manager of the Fund since November 2014. Mr. Stavena is a Managing Director and has served at the Sub-Adviser or an affiliate since 1998. Mr. Zaches is a Director and has served at the Sub-Adviser or an affiliate since 1998.

Effective June 29, 2022, the section entitled “Dunham Dynamic Macro Fund” beginning on page 85 of the Prospectus is deleted and replaced with the following:

Newton Investment Management North America, LLC (“NIMNA”), is an investment management firm located at 201 Washington Place, Boston, Massachusetts 02108. NIMNA serves as the Sub-Adviser to the Dunham Dynamic Macro Fund. NIMNA had approximately $77.9 billion in assets under management as of December 31, 2021.

Investment decisions for the Fund are made by NIMNA’s Multi Asset Solutions Team, consisting of James H. Stavena and Torrey Zaches, who share primary responsibility for the day-to-day management of the Dunham Dynamic Macro Fund. Mr. Stavena is a Managing Director and has served at the Sub-Adviser or an affiliate since 1998. Mr. Zaches is a Director and has served at the Sub-Adviser or an affiliate since 1998.

James Stavena

Managing Director, Head of Portfolio Management, Multi Asset Solutions

Mr. Stavena joined an affiliate of NIMNA in 1998 and is Head of Multi-Asset Solutions Portfolio Management at NIMNA. In his current role, Mr. Stavena oversees the portfolio management team responsible for global multi-asset strategies including Dynamic Total Return, Dynamic Equity, Dynamic Growth, Active Commodities and SmartPath Target Date Funds. Since joining in 1998, Mr. Stavena has been the lead portfolio manager for the Dynamic US Equity (strategy. Mr. Stavena is a key contributor to the development, refinement and risk management of all multi asset solutions investment strategies and signals. Mr. Stavena joined NIMNA in September 2021, following the integration of Mellon Investments Corporation’s equity and multi-asset capabilities into the Newton Investment Management Group. Before joining NIMNA, was a portfolio manager and senior portfolio manager at Mellon Investments Corporation and Mellon Capital (both BNY Mellon group companies). Earlier in his career, Mr. Stavena was a currency options trader with both Credit Suisse First Boston and HSBC in New York and London, respectively. Mr. Stavena has an MBA from Rice University.

Torrey Zaches, CFA

Director, Multi Asset Solutions

Mr. Zaches, joined an affiliate of NIMNA in 1998 and participates as a member of the Multi Asset Solutions investment team. In his current role, Mr. Zaches is responsible for overseeing a team of portfolio managers covering multi-asset strategies, with a focus on global total return and tail-risk hedging portfolios. Mr. Zaches is responsible for the implementation of these strategies, including strategy refinements, risk management and portfolio management efficiencies. Mr. Zaches joined NIMNA in

September 2021, following the integration of Mellon Investments Corporation’s equity and multi-asset capabilities into the NIMNA Investment Management Group. Before joining NIMNA, he was a portfolio manager and senior portfolio manager at Mellon Investments Corporation and Mellon Capital (both BNY Mellon group companies). Prior to joining BNY Mellon, Mr. Zaches worked at Mercer Global Advisors providing global asset allocation investment solutions to small businesses and high net worth clients. Mr. Zaches has a BA in Economics from the University of California, Santa Barbara and an MBA from the University of Southern California. He received his CFA designation in 1997 and is a member of the CFA Institute.

Effective June 29, 2022, references to Vassilis Dagioglu on pages 68 and 83 of the SAI are deleted.

If you have any questions, please contact the Dunham Funds at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference